Forward Looking Statements

Investment Highlights

Management Team & Board of Directors

Our Markets

Dominant Market Share in Our Core Markets

Strategic Objectives

Balance Sheet Growth

Deposit Portfolio

Loan Portfolio

Loan Portfolio Detail

Asset Quality

Earnings, Book Value and Dividends

Yield and Cost Analysis

Profitability Metrics

Capital Ratios

Non-GAAP Reconciliation

Non-GAAP Reconciliation


Bank of Clarke

Bank of Clarke
Bank of Clarke


Earnings Presentation

2nd Quarter 2025

Eagle Financial Services, Inc.

Eagle Financial Services, Inc.

Forward Looking Statements

Forward Looking Statements

Certain information contained in this Presentation (together with oral statements made in connection herewith, this "Presentation") may include "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to future operations of Eagle Financial Services, Inc. (the "Company," "we," "us," or "our") and are generally identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "believe," "seek," "anticipate," "target," or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of operating and financial measures or metrics and projections of growth, the results of the proposed balance sheet restructuring, market opportunity and market share. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not intended to serve forward-looking must not be relied on by any prospective or current investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict, are beyond the control of the Company and will differ from assumptions. These forward-looking statements are subject to forward-looking risks and uncertainties. Factors that could have a material adverse effect on the operations and forward-looking of the Company forward-looking are not limited to those factors identified in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, subsequent quarterly reports on Form 10-Q, other filings with the U.S. Securities and Exchange Commission (the "SEC") and the preliminary prospectus supplement and accompanying base prospectus.

If any of these risks or uncertainties materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company is not aware of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company's expectations, plans or forecasts of future events and views as of the date of this Presentation. The Company anticipates that subsequent events and developments may cause its assessments to change; however, the Company has no obligation to update these forward-looking statements, unless required by law. Accordingly, you are cautioned not to place undue reliance upon any such forward-looking statements in this Presentation when deciding whether to make any investment in the Company.

Any forward-looking statements in this Presentation speak only as of the date on which it is made and the Company undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. Although all information included in this Presentation was obtained from sources believed to be reliable and in good faith, no representation or warranty, express or implied, is made as to its accuracy or completeness. This Presentation contains preliminary information only, is subject to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your investment in the Company. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.

Use of Unaudited Pro Forma and Non-GAAP Financial Measures

Annualized, pro forma, projected, and estimated financial information included in this Presentation are used for illustrative purposes only, are not forecasts and may not necessarily reflect actual financial results the Company may achieve. This Presentation includes certain non-GAAP measures, which provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related non-GAAP measures. Reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this Presentation.

Preliminary Financial Information as of June 30, 2025

Numbers contained in this Presentation as of and for the three month period ended June 30,, 2025 are preliminary and unaudited, and remain subject to further review, change and finalization. Such reviews and subsequent information could result in material changes in accounting estimates and other financial information, particularly with respect to material estimates and assumptions used in preparing this preliminary information, including the Company's allowance for credit losses ("ACL"), fair values and income taxes. As of the date of this Presentation, our independent registered public accounting form, Yount, Hyde & Barbour, P.C., has not completed its review procedures with respect to this preliminary financial information.

Industry and Market Data

This Presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates and forecasts are based on information obtained from government reports, trade and business organizations and other contacts in the markets in which we operate and our management's understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys and studies) is accurate and reliable, we have not independently verified such information, and no representations or warranties are made by us of our affiliates as to the accuracy of any such statements or projections. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this Presentation. These and other factors could cause our results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties.

Trademarks and Trade Names

The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent under applicable law, its rights to these trademarks, service marks and trade names under applicable law. Other service marks, trademarks and trade names referred to in this Presentation, if any, are the property of their respective owners.

Company Overview

The EFSI Story

- Eagle Financial Services, Inc. is the parent company for Bank of Clarke, was established **over 140 years ago**
- **Commercial focused** banking institution operating in several of the **country's most attractive markets**
- **Deep management team** with experience running larger financial institutions
- **Diversified revenue sources** driven primarily by wealth division



MARYLAND
Baltimore
Annapolis
WASHINGTON DC
Winchester
Berryville
Arlington
81
VIRGINIA
95
EFSI Branches (13)
EFSI LPO (2)

2nd Quarter 2025 Financial Highlights

Assets ($M)	$2,035	QoQ Asset Growth	6.9%	NPAs / Assets	0.86%	Net Income ($M)	$5,270
Gross Loans ($M) [1]	$1,443	QoQ Loan Growth	-0.93%	ACL / Loans	1.11%	ROAA	1.09%
Deposits ($M)	$1,767	QoQ Deposit Growth	9.5%	CET1 Ratio	12.5%	ROAE	11.9%
Common Equity ($M)	$180	QoQ Core Deposit Growth	0.5%	TRBC Ratio	15.5%	NIM	3.42%

Source: Company Documents; quarterly data as of or for the three months ended 6/30/2025. QoQ Growth Data represents data as 6/30/2025 compared to 3/31/2025
Note: Nonperforming assets defined as nonaccrual loans, OREO, and repossessed assets; core deposits defined as total deposits less deposits greater than $250,000, brokered deposits, CDARS and Edward Jones demand deposits
(1) Gross loans includes held for investment and held for sale loans

History of Growth

Year	Milestones
1881	• Bank of Clarke opened for business
1991	• Eagle Financial Services, Inc. was incorporated
1992	• First expansion out of Clarke County and into Winchester City, VA and Frederick County, VA markets
2011	• Opened branch in Loudoun County, VA
2015	• Expanded footprint in Northern Virginia: opened branch in Leesburg, VA and in Ashburn, VA
2019	• Brandon Lorey began role as President and CEO of Eagle Financial Services, Inc.
2020	• LaVictoire Finance began operating under EFSI, offering high-end marine financing for maritime customers • Opened LPO in McLean, VA
2021	• Opened LPO in Frederick, MD • Hired SBA, Government Contracting, and mortgage teams to expand lending offerings
2022-2023	• Raised $30 million of subordinated debt • Hired a team of trust and wealth management professionals and opened a full-service branch in Warrenton, VA • Sold LaVictoire Finance to Axos Financial
2024-2025	• Completed sale leaseback of Winchester branch for $3.9 million pre-tax gain • Completed $57.5 million common equity raise and concurrent uplist to NASDAQ[(1)]

2014 → 2025



MARYLAND
Winchester
Baltimore
Annapolis
Berryville
WASHINGTON DC
Arlington
81
VIRGINIA
95
EFSI Branches (12)



MARYLAND
Winchester
Baltimore
Annapolis
Berryville
WASHINGTON DC
81
Arlington
VIRGINIA
95
EFSI Branches (13)
EFSI LPO (2)

History of Asset Growth ($M)



CAGR: 12%
$630
$653
$700
$766
$800
$877
$1,130
$1,303
$1,617
$1,826
$1,866
$2,035
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Q2'25

Source: Company documents; annual data as 12/31 each year ended
(1) Net proceeds totaled $53.5 million

Investment Highlights


Experienced Leadership Team
Attractive Markets of Operation
Disciplined Organic Growth
Attractive Core Deposit Franchise
Diversified Loan Portfolio
Scalable Operating Model
Eagle Financial Services, Inc.

Experienced Leadership Team

- Deep management team with community and regional banking experience in the Mid Atlantic
- Insider ownership of 7% as of 6/30/25 aligns shareholder interest with decision making

Attractive Markets of Operation

- Operate in 2 of the top 10 highest household income counties in the United States
- Leverage funding base in legacy markets with robust lending opportunities in high growth Virginia counties

Disciplined Organic Growth

- Organic growth focus by attracting and retaining elite banking professionals

Attractive Core Deposit Franchise

- 77% core deposits [1]; 1.99% Q2 '25 cost of deposits
- 33% noninterest-bearing deposits

Diversified Loan Portfolio

- Commercial lending strategy with a focus on generating deposits from all borrowers
- Portfolio is diversified between C&I, owner-occupied CRE, investment CRE and consumer

Scalable Operating Model

- Invested in technology, infrastructure and people for future growth and profitability enhancement
- Operating leverage will be realized with further scale

Source: Company Documents, US Census; Data as of 12/31/24, unless otherwise indicated

(1) Core deposits exclude deposits over $250K, brokered deposits, certificate of deposits account registry service, demand deposits from Edward Jones, Customer DDA due to business sale ($151.7 million)

Management Team & Board of Directors

Seasoned Management Team



Brandon Lorey
President, Chief Executive Officer & Director
Age: 56
Years in Banking: 35
EFSI Experience: 6



Kathleen Chappell
Executive VP and Chief Financial Officer
Age: 58
Years in Banking: 35
EFSI Experience: 16



Joe Zmitrovich
President of Bank of Clarke and Chief Banking Officer
Age: 55
Years in Banking: 32
EFSI Experience: 8



Kaley Crosen
Executive VP and Chief Human Resources Officer
Age: 59
Years in Banking: 38
EFSI Experience: 27



Aaron Poffinberger
Executive VP and Chief Operating Officer
Age: 43
Years in Banking: 20
EFSI Experience: 10



James George II
Executive VP and Chief Credit Officer
Age: 64
Years in Banking: 42
EFSI Experience: 11



Nick Smith
Executive VP Corporate Strategy and Investor Relations
Age: 32
Years in Banking: 10
EFSI Experience: 2

Experienced and Balanced Board

Board Member (Age)	Years on Board	Experience
Cary C. Nelson (50) *Chairman*	7 Years	President, H. N. Funkhouser & Co.
Scott M. Hamberger (54) *Vice Chairman*	9 Years	Former President & CEO, Integrus Holdings, Inc.
Robert W. Smalley, Jr. (73) *Vice Chairman*	36 Years	President, Smalley Package Co., Inc.
Mary Bruce Glaize (69) *Director*	27 Years	Founder and Trustee Emerita of Volunteer Shenandoah Valley Discovery Museum
John R. Milleson (68) *Director*	26 Years	Retired President & CEO, EFSI & Bank of Clarke
Douglas C. Rinker (65) *Director*	19 Years	Chairman, Winchester Equipment Co.
John D. Stokely, Jr. (72) *Director*	19 Years	Retired President, Cavalier Land Development Corp.
Brandon C. Lorey (56)* *Director*	6 Years	President and Chief Executive Officer of EFSI
Tatiana C. Matthews (68) *Director*	3 Years	Co-Founder, President, Chairman, The Matthews Group, Inc.
Dr. Edward Hill III (60) *Director*	3 Years	Physician executive, entrepreneur, investor
Karthik Shyamsunder (57) *Director*	<1 Years	Technologist, Adjust Faculty

~7% Insider Ownership

Data as of 6/30/25
* Denotes non-independent board member

Our Markets


OLD TOWN WINCHESTER

Winchester, VA MSA



- The oldest city in Virginia west of the Blue Ridge mountains; founded in 1744
- #9 small metro area for business and careers in America (*Forbes, 2024*)
- Major industries include education, health services, manufacturing and distribution
- Home to a "Best Regional Hospital" in the Shenandoah Valley, which is ranked 7th in Virginia in 2024 (*US News*)
- The MSA has a 6.2% projected population growth from '25 – '30 and $97,307 projected median household income in '30

Major Employers

Trex, FBI, Thermo Fisher Scientific, FEMA, American Woodmark, McKesson, Valley Health



Loudoun and Fairfax Counties, VA



- Diverse range of commercial focuses, including government services, national defense, management consulting and telecommunication
- Fairfax County is home to 10 Fortune 500 companies (*Fortune, 2023*)
- 38 of the top 100 global defense companies operate in Fairfax County (*Defense News, 2022*)
- Loudoun County is home to largest and fastest-growing data center hub in the world, with industry leaders like Amazon, Google, and Salesforce using its digital infrastructure (*Loudoun County Economic Development, 2024*)

Major Employers

amazon, Booz | Allen | Hamilton, Peraton, General Dynamics, Freddie Mac, MITRE

Sources: City of Winchester, Virginia, Forbes, citytowninfo.com, US News, Frederick County Economic Development Authority, S&P Capital IQ Pro, WTOP News, smartasset.com, Loudoun County Economic Development, Fairfax News, Defense News, Fairfax County Economic Development Authority

Dominant Market Share in Our Core Markets

Winchester, VA MSA

Rank	Community Bank Rank [1]	Institution	Deposits ($mm)	Market Share	Branches
1	–	Truist Financial Corp.	$1,238	31.7 %	4
2	**1**	**Eagle Financial Services Inc.**	**720**	**18.4**	**7**
3	–	Wells Fargo & Co.	475	12.2	3
4	2	First National Corporation	353	9.0	3
5	3	Romney Bankshares Inc.	262	6.7	6
6	–	United Bankshares Inc.	244	6.2	5
7	4	Eastern Bancshares Inc.	205	5.3	5
8	5	Burke & Herbert Financial Services	170	4.4	1
9	6	City Holding Co.	57	1.5	2
10	7	Highlands Bankshares Inc.	49	1.3	2

Loudoun County, VA

Rank	Community Bank Rank [1]	Institution	Deposits ($mm)	Market Share	Branches
1	–	Truist Financial Corp.	$1,598	18.1 %	12
2	–	Bank of America Corp.	1,538	17.4	8
3	–	Wells Fargo & Co.	1,389	15.7	10
4	–	Atlantic Union Bankshares Corp.	799	9.0	6
5	–	Capital One Financial Corp.	714	8.1	3
6	–	PNC Financial Services Group Inc.	524	5.9	5
7	–	United Bankshares Inc.	385	4.4	5
8	**1**	**Eagle Financial Services Inc.**	**367**	**4.2**	**3**
9	–	JPMorgan Chase & Co.	249	2.8	7
10	2	John Marshall Bancorp Inc.	221	2.5	1

Historical Growth in Winchester Deposits ($M)



18.4%
Rank: 2
$720
EFSI 10-Year CAGR: 10%
13.9%
Rank: 3
$390
11.3%
Rank: 3
Winchester MSA 10-Year CAGR: 5% (2)
$267
2014
2019
2024
EFSI Deposit Market Share & Rank

Source: S&P Capital IQ Pro; Deposit data as of 6/30/24 or as of 6/30 of each respective year
(1) Community banks defined as banks under $10 billion in assets
(2) Winchester MSA 10-Year CAGR represents the deposit growth in the Winchester MSA market for all banks from 2014 to 2024

Strategic Objectives

Near Term
2025

- Maintain focus on strong, profitable organic growth without compromising credit quality
- Increase operating revenue, manage down NIE/AA to peer levels, maximize operating earnings and grow tangible book value
- Increase utilization of technology to drive revenue and lower expenses
- Expand into new markets by hiring top-tier commercial bankers
- Defend our cost of funds and further grow our core deposit franchise
- Invest in our people and systems to improve the customer experience and preserve the "customer first" value system
- Evaluate strategic acquisition opportunities

Long Term
2026 and beyond

- Growth-focused, high-performing bank to create value for our shareholders, customers and employees
- Increase operating revenue, maximize operating earnings, manage down NIE/AA and grow tangible book value
- Be the employer of choice in the communities we serve
- Provide a premier digital experience across all products and services
- Be the market leader for commercial and small businesses in the markets we serve
- Evaluate strategic acquisition opportunities
- Prudently manage capital between balance sheet growth and return to shareholders

Balance Sheet Growth

Total Assets ($M)



$1,790
$1,882
$1,866
$1,904
$2,035
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Gross Loans ($M) (1)



$1,452
$1,487
$1,470
$1,455
$1,443
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Total Deposits ($M)



$1,489
$1,546
$1,575
$1,614
$1,767
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Source: Company documents; quarterly data as of or for the three months ended each period
(1) Gross loans includes held for investment and held for sale loans

Deposit Portfolio

Deposit Composition

Q2 '25 Total Deposits: $1.8B

Q2 '25 Cost of Deposits: 1.99%



Jumbo Time Deposits 10%
DDA 33%
Retail Time Deposits 16%
Money Market & Savings 22%
NOW Accounts 19%

- Core deposits [1] continue to fuel our organic loan growth
- Continued focus on commercial deposits; recently expanded treasury management product suite
- Implementing niche deposit gathering opportunities
- Bankers are incentivized to grow core deposits
- Minimal dependence on brokered deposits (4.5% of total deposits)

Deposit Composition Over Time ($M)



$1,489
$1,546
$1,575
$1,614
$1,767
$648
$656
$679
$698
$728
$426
$477
$490
$495
$464
$415
$414
$406
$421
$575
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Demand Deposits
Time Deposits
MMDA and Savings

Cost of Deposits (%)



2.06%
2.21%
2.16%
2.15%
1.99%
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
Cost of Deposits

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Jumbo time deposits defined as all time deposits greater than $250,000
(1) Core deposits exclude deposits over $250K, brokered deposits, certificate of deposits account registry service, demand deposits from Edward Jones, and the $151.7mm DDA from customer company sale proceeds

Loan Portfolio

Loan Composition


Consumer & Other 8%
C&D 5%
Non Owner-Occupied CRE 23%
Farmland 1%
Multifamily 3%
1-4 Family 24%
Owner-Occupied CRE 20%
C&I 16%

C&D: 30%
CRE: 194%

Loan Focus

- Continued focus on providing credit to small- and medium-sized businesses
- Currently prioritizing C&I over owner-occupied lending
- No shared national credit exposure and limited exposure to purchased and participated loans
- 16 commercial bankers throughout our footprint
- Continue to build out SBA, mortgage and government contracting

Loan Portfolio	Amount	% of Total
C&D	68	4.7 %
Non Owner-Occupied CRE	335	23.2
Farmland	12	0.8
Multifamily	38	2.6
1-4 Family	354	24.5
Owner-Occupied CRE	288	20.0
C&I[1]	225	15.6
Consumer & Other[1]	123	8.6
Gross Loans	$1,443	100.0 %

Dollars in millions
Source: Company documents; quarterly data as of or for the three months ended each period; Loan composition, CRE and C&D ratios bank level
(1) Consumer and C&I total includes marine loans

Loan Portfolio Detail

C&I and Owner-Occupied CRE (%)



Line of Credit 7%
Retail 13%
Office 15%
Mixed Use 3%
Warehouse / Industrial 12%
Special Use 9%
Church 5%
Term 36%

- Total C&I and OOCRE Loans: $513 million
- C&I and OOCRE Loans / Total Loans: 35.6%
- Largest C&I and OOCRE Loan: $15.8 million
- Average C&I and OOCRE Loan Size: $374k
- Average Loan to Value: 27.4%

Investment CRE (%)



Storage 3%
Retail 33%
Office 16%
Mixed Use 7%
Warehouse / Industrial 15%
Special Use 8%
Hospitality 8%
Multifamily 10%

- Total Investment CRE Loans: $373 million
- Investment CRE Loans / Total Loans: 25.8%
- Largest Investment CRE Loan Size: $12.6 million
- Average Investment CRE Loan Size: $1.4 million
- Average Loan to Value: 42.4%

Source: Company documents; data as of 3/31/25
Note: Commercial and industrial loans include commercial and industrial, and owner-occupied commercial real estate; investment commercial real estate loans include non owner-occupied commercial real estate and multifamily loans

Asset Quality

- Comprehensive and conservative underwriting process
- Highly experienced bankers incentivized with equity ownership
- Commitment to a diverse loan portfolio while maintaining strong asset quality metrics
- Proactive approach to managing problem credits
- CECL was implemented on 1/1/23 with an additional one-time reserve of $2.1M

Nonperforming Assets by Type ($M)



1.22%
1.13%
$0.2
$0.6
$0.0
$0.2
0.23%
0.17%
0.20%
$0.2
$0.1
$0.4
$0.4
$2.7
$0.1
$2.3
$0.5
$2.1
$16.1
$16.7
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Nonaccruals ($M)
Repossessed Assets ($M)(1)
Loans Delinquent over 90 days ($M)
NPAs / Loans + OREO ($M)(1)

Reserves / Loans (%)



1.04%
1.03%
1.02%
1.05%
1.11%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
NCOs / Avg. Loans	(0.02)%	0.08%	0.03%	0.06%	0.01%

Source: Company documents; quarterly data as of or for the three months ended each period
Note: Nonperforming assets defined as nonaccrual loans, loans delinquent over 90 days and still accruing, and OREO and other repossessed assets
(1) Repossessed assets includes OREO

Earnings, Book Value and Dividends

Net Income ($M)



$3,185 $3,185
$3,424 $3,424
$6,186
$3,125
$2,842
$5,270 $5,270
($6,974)
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
Net Income
Core Net Income (1) (2)

Earnings per Share ($)



$0.89 $0.89
$0.97 $0.97
$1.74
$0.88
$0.62
$0.98 $0.98
($1.53)
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
EPS
Core EPS (1) (2)

Dividend per Share ($)



$0.30
$0.30
$0.31
$0.31
$0.31
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25

Tangible Book Value per Share ($)[1]



$31.24
$33.20
$33.52
$32.81
$33.41
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25

Source: Company documents; data as of or for the year ended each period

(1) See appendix for reconciliation of non-GAAP metrics

(2) Core income defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

Yield and Cost Analysis



5.46%
5.71%
5.70%
5.57%
5.67%
4.37%
3.42%
2.92%
3.03%
3.03%
2.98%
2.62%
2.53%
2.57%
2.93%
2.35%
2.48%
2.41%
2.36%
2.11%
Q2 '24
Q3 '24
Q4 '24
Q1 '25
Q2' 25
Yield on Loans
NIM
Yield on Securities
Cost of Funds

Source: Company documents; annual data for the twelve months ended ended each year; quarterly data for the three months ended each quarter

Profitability Metrics

Return on Average Assets (ROAA) (%)


0.72%
0.72%
0.75%
0.75%
1.32%
0.67%
-1.48%
0.59%
1.09%
1.09%
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
ROAA
Core ROAA (1) (2)

Return on Average Equity (ROAE) (%)


11.9%
11.9%
12.0%
12.0%
21.1%
10.7%
-20.8%
8.5%
11.9%
11.9%
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
ROAE
Core ROAE (1)(2)

Core Efficiency Ratio (%) (1)


77.0%
71.3%
74.6%
72.2%
64.9%
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25

Core Noninterest Income / AA and NIE / AA (%)


Core Noninterest Income / Revenue
26.1%
28.5%
24.1%
22.5%
23.8%
0.97%
2.82%
1.15%
2.81%
0.93%
2.88%
0.82%
2.68%
1.02%
2.78%
Q2 '24
Q3 '24
Q4 '24
Q1'25
Q2'25
NII / AA
NIE / AA

Source: Company documents; data for the year ended each period; quarterly data for each quarter ended, respectively

(1) See appendix for reconciliation of non-GAAP metrics

(2) Core income defined as net income after taxes and before extraordinary items, less net income attributable to noncontrolling interest, gain on the sale of held to maturity and available for sale securities, amortization of intangibles, goodwill and nonrecurring items

(3) Core noninterest income is defined as noninterest income less extraordinary items. The gain on sale of fixed assets of $3.874mm is excluded from Q4 '24 and the loss on the sale of securities of $12.425mm is excluded from Q1'25

Capital Ratios

Tangible Common Equity / Tangible Assets (%)[1]


6.2%
6.3%
6.4%
9.3%
8.8%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Bank Level Leverage Ratio (%)


8.9%
8.7%
8.8%
10.7%
10.9%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

CET1 Ratio (%)


8.6%
8.8%
9.2%
12.3%
12.5%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Total Risk-Based Capital Ratio (%)


11.5%
11.7%
12.1%
15.3%
15.5%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

Source: Company documents; quarterly data as of or for the three months ended each period
(1) See appendix for reconciliation of non-GAAP metrics

Non-GAAP Reconciliation

Dollars in millions except per share data	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
	As of and for the Quarter Ended,				
(1) **PTPP Income**					
Net Interest Income (GAAP)	$12,156	$13,157	$13,499	$13,336	$15,698
Plus: Noninterest Income	4,305	5,251	8,521	(8,554)	4,917
Total Revenue (Non-GAAP)	$16,461	$18,408	$22,020	$4,782	$20,615
Less: Noninterest Expense	12,510	12,890	13,555	12,589	13,399
PTPP Income (Non-GAAP)	$3,951	$5,518	$8,465	($7,807)	$7,216
Tangible Assets					
Total Assets (GAAP)	$1,790,405	$1,881,701	$1,866,215	$1,904,477	$2,035,080
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Assets (Non-GAAP)	$1,790,405	$1,881,701	$1,866,215	$1,904,477	$2,035,080
Tangible Common Equity					
Common Equity (GAAP)	$111,115	$117,844	$118,987	$176,475	$179,648
Less: Goodwill	0.0	0.0	0.0	0.0	0.0
Less: Other Intangibles	0.0	0.0	0.0	0.0	0.0
Tangible Common Equity (Non-GAAP)	$111,115	$117,844	$118,987	$176,475	$179,648
Tangible Common Equity to Tangible Assets (Non-GAAP)	6.2%	6.3%	6.4%	9.3%	8.8%
Tangible Book Value Per Share					
Common Shares Outstanding (GAAP)	3,556,844	3,549,581	3,549,581	5,378,653	5,376,346
Tangible Book Value Per Share (Non-GAAP)	$31.24	$33.20	$33.52	$32.81	$33.41

Source: Company documents
Note: Numbers may not match due to rounding
(1) PTPP income defined as pre-tax, pre-provision income

Non-GAAP Reconciliation

	As of and for the Quarter Ended,				
Dollars in millions except per share data	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	June 30, 2025
Core Net Income					
Net Income	$3,185	$3,424	$6,186	($6,974)	$5,270
Less: Gain (Loss) on the Sale of Bank Premises & Equipment (FTE)	0	0	(3,874)	0	0
Plus: Loss (Gain) on the Sale of AFS securities (FTE)	0	0	0	12,425	0
Tax Effect of Adjustments to Net Income	0	0	813	(2,609)	0
Core Net Income (Non-GAAP)	$3,185	$3,424	$3,125	$2,842	$5,270
Core Earnings Per Share					
Core Net Income (Non-GAAP)	$3,185	$3,424	$3,125	$2,842	$5,270
Average Common Shares Outstanding (GAAP)	3,556,935	3,552,026	3,549,581	4,572,297	5,378,214
Core Earnings Per Share (Non-GAAP)	$0.89	$0.97	$0.88	$0.62	$0.98
Core Return on Average Equity					
Core Net Income (Non-GAAP)	$3,185	$3,424	$3,125	$2,842	$5,270
Divided by: Average Equity (GAAP)	107,714	113,615	116,656	136,276	177,184
Core ROAE (Non-GAAP)	11.9%	12.0%	10.7%	8.5%	11.9%
Core Return on Average Assets					
Core Net Income (Non-GAAP)	$3,185	$3,424	$3,125	$2,842	$5,270
Divided by: Average Assets	1,767,122	1,823,478	1,868,597	1,906,431	1,932,959
Core ROAA (Non-GAAP)	0.72%	0.75%	0.67%	0.59%	1.09%
Total Revenue					
Net Interest Income (FTE)	$12,185	$13,185	$13,527	$13,364	$15,724
Plus: Noninterest Income	4,305	5,251	8,521	(8,554)	4,917
Total Revenue	$16,490	$18,436	$22,048	$4,810	$20,641
Core Operating Revenue					
Total Revenue	$16,490	$18,436	$22,048	$4,810	$20,641
Less: Gain (Loss) on the Sale of Bank Premises & Equipment FTE	0	0	3,874	0	0
Less: Gain (Loss) on the Sale of AFS securities	0	0	0	(12,425)	0
Core Operating Revenue (Non-GAAP)	$16,490	$18,436	$18,174	$17,235	$20,641

Source: Company documents
Note: Core net income additions and exclusions assume 21% tax rate for illustrative purposes
Note: Quarterly ratios shown on an annualized basis
Note: Calculations may not match due to rounding